UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-125546	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 21 and 22, 2007, we caused our wholly-owned subsidiaries to close on the purchase of two hotels.

The table below describes these hotels:

Hotel Location	Franchise (a)	Effective Date of Purchase	Seller	Number of Rooms	Purchase Price

Highlands Ranch, Colorado	Residence Inn	February 22, 2007	RT-CO Hotel Partners, LLC	117	19,000,000

Miami, Florida	Homewood Suites	February 21, 2007	RT-BL Associates, L.C.	159	24,300,000

TOTAL				276	$43,300,000

Notes:

(a) All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Our purchasing subsidiaries assumed existing loans secured by these hotels. The table below describes these loans:

Hotel Location	Franchise	Outstanding Balance (a)	Interest Rate	Maturity Date

Highlands Ranch, Colorado	Residence Inn	$11,550,000	5.94%	June 2016

Miami, Florida	Homewood Suites	9,820,000	6.50%	July 2013

TOTAL		$21,370,000

Notes:

(a) All loans provide for monthly payments of principal and interest on an amortized basis.

The purchase price less assumed debt under the purchase contracts was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

Additional information regarding the purchased hotels and purchase contracts is set forth in our Form 8-K dated October 17, 2006 and filed with the Securities and Exchange Committee on October 20, 2006, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of business acquired

The hotels described in this report are part of a group of hotels subject to sale contracts with selling entities that are related to each other through common ownership. We have previously purchased other hotels within this group of hotels. Closings on other hotels within this group have not occurred and there is no assurance of any such closings at this time.

We have previously included financial statements regarding the entire group of hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on February 14, 2007, which is incorporated herein by reference.

(b)	Pro forma financial information

See (a) immediately above. We have previously included pro forma financial information regarding the entire group of hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on February 14, 2007, which is incorporated herein by reference.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

February 27, 2007